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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   June 24, 2002


                                   TANOX, INC.
             (Exact name of registrant as specified in its charter)




          Delaware                     000-30231                76-0196733
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
       of incorporation)                                   Identification No.)



   10301 Stella Link, Suite 110, Houston, Texas            77025-5497
    (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code: 713-578-4000
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Item 4. Changes in Registrant's Certifying Accountants

On June 24, 2002, the Board of Directors of Tanox, Inc. (the "Company"), upon the recommendation of its Audit Committee, engaged Ernst & Young LLP as the Company's independent auditors.

During the two most recent fiscal years and through the date hereof, the Registrant did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements, or any other matters or reportable events as set forth in Items 304 (a) (2) (i) and (ii) of Regulation S-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 24, 2002                        TANOX, INC.



                                             By:   Jeffrey Organ
                                                ------------------------
                                                   Jeffrey Organ
                                                Chief Operating Officer